SECURITIES AND EXCHANGE
           COMMISSION

      Washington, D.C.  20549

              FORM 8-K


           CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934


                Date of Report
        (Date of earliest event reported)
                August 13, 2002


                   THE COMMERCE GROUP, INC.
    (Exact name of registrant as specified in its charter)


  Massachusetts             0-16882             04-2599931
 (State or other        (Commission File      (IRS Employer
   jurisdiction             Number)           Identification
 of Incorporation)                                 No.)


    211 Main Street, Webster, Massachusetts           01570
 (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:
                        (508) 943-9000






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The Commerce Group, Inc.
Form 8-K
August 13, 2002


Item 9.  REGULATION FD DISCLOSURE


     On August 13, 2002, the Chief Executive and Chief Financial Officers of The Commerce Group, Inc. ("the Company") voluntarily complied with the June 27, 2002 Order of the Securities and Exchange Commission (regarding CEO and CFO Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934) with respect to the Company's 2001 annual report on Form 10-K and other financial reports and filings, despite the fact that they were not required to do so. The sworn statements of those officers and the Company's August 9, 2002 press release regarding the same are attached as Exhibits to this Form 8-K.






                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           THE COMMERCE GROUP, INC.
                           August 13, 2002






                            /s/ Randall V. Becker
                                Randall V. Becker
                          Treasurer and Accounting Officer









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                             EXHIBIT INDEX



Exhibit No.                  Title


 99.1 Statement Under Oath of Principal Executive Officer dated August 13, 2002

 99.2 Statement Under Oath of Principal Financial Officer dated August 13, 2002

 99.3        Press Release dated August 9, 2002  -
             Voluntary Compliance with SEC Order Requiring CEO and CFO Sworn Statements Pursuant to Section 21 (a)
             (1) of the Securities Exchange Act of 1934.



































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                                                 Exhibit 99.1


      Statement Under Oath of Principal Executive Officer
         Regarding Facts and Circumstances Relating
                    to Exchange Act Filings

I, Arthur J. Remillard, Jr., state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of The Commerce Group, Inc. and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* the Annual Report on Form 10-K of The Commerce Group, Inc. for the year ended December 31, 2001, filed on April 1, 2002 with the Commission;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Commerce Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

*  any amendments to any of the foregoing.

                                      Subscribed and sworn to
                                      before me this 13th day of
                                      August 2002
/s/ Arthur J. Remillard, Jr.
    Arthur J. Remillard, Jr.
    August 13, 2002                 /s/ Jane E. Majercik
                                        Notary Public
                                        My Commission Expires: 4/10/03

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                                                             Exhibit 99.2


        Statement Under Oath of Principal Financial Officer
         Regarding Facts and Circumstances Relating
                    to Exchange Act Filings

I, Gerald Fels, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of The Commerce Group, Inc. and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* the Annual Report on Form 10-K of The Commerce Group, Inc. for the year ended December 31, 2001, filed on April 1, 2002 with the Commission;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Commerce Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

*  any amendments to any of the foregoing.

                                Subscribed and sworn to
                                before me this 13th day of
                                August 2002.
/s/Gerald Fels
   Gerald Fels                      /s/ Jane E. Majercik
   August 13, 2002                      Notary Public
                                        My Commission Expires: 4/10/03


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                                            Exhibit  99.3

Press Release

Release:   Immediate

Contact:   Randy Becker
           Treasurer
           (508) 949-4129

   The Commerce Group, Inc. Announces Voluntary Compliance
    with SEC Order Requiring CEO and CFO Sworn Statements
   Pursuant to Section 21(a)(1) of the Securities Exchange
                           Act of 1934


     WEBSTER, Mass., August 9, 2002 - The Commerce Group, Inc. (NYSE: CGI) announced today that its Chief Executive Officer, Arthur J. Remillard, Jr., and its Chief Financial Officer, Gerald Fels, will voluntarily certify the Company's 2001 annual report on Form 10-K and other financial reports and filings, despite the fact that they are not required to do so. The Commerce Group, Inc. was not included in the Securities and Exchange Commission's June 27, 2002 Order requiring such certifications from the officers of certain larger, publicly traded corporations.

     Arthur J. Remillard, Jr., the CEO and President of The Commerce Group, Inc., commented that, "Over the years, Commerce has sought to meet or exceed the SEC's standards in the Company's financial reports and filings. In the current environment, Commerce believes that its shareholders deserve these certifications as reassurance that the Company's SEC filings reflect the principles of integrity, clarity and completeness, which guide the Company in the operation of its business."

     These certifications will be made upon the filing of the Company's quarterly report on Form 10-Q on or before August 14, 2002.

     The Commerce Group, Inc. is headquartered in Webster, Massachusetts. Property and casualty insurance subsidiaries include The Commerce Insurance Company and Citation Insurance Company in Massachusetts, Commerce West Insurance Company in California, and American Commerce Insurance Company in Ohio.
-- END --







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